EXHIBIT   --  10.2
                               ARTICLES OF MERGER

                                       OF

                        HISPANO TELEVISION VENTURES, INC.
                              (A TEXAS CORPORATION)

                                  WITH AND INTO

                       AMERICAN INDEPENDENT NETWORK, INC.
                            (A DELAWARE CORPORATION)


1. Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, Hispano Television Ventures, Inc., a Texas corporation (HTV), will merge with and into American Independent Network, Inc., a Delaware corporation (AIN)

2. An Agreement and Plan of Merger (the Agreement of Merger) has been approved in accordance with the provisions of Article 5.03 of the Texas Business Corporation Act.

3. Under the Agreement of Merger, AIN shall be the surviving corporation (Surviving Corporation) of the merger of HTV with and into AIN.

4. An executed copy of the Agreement of Merger will be furnished by the Surviving Corporation, on written reprint without cost, to any shareholder of AIN or HTV.

5. As of the date of the approval of the Agreement of Merger, 21,333,334 shares of common stock, $.001 par value per share, of HTV were outstanding and entitled to vote.

6. Of the outstanding shares entitled to vote on the Agreement of Merger, all shares of common stock of HTV voted in favor of the Agreement of Merger.

7. As of the date of the approval of the Agreement of Merger, 19,007,466 shares of common stock, $.01 par value per share, of AIN were outstanding and entitled to vote.

8. Of the outstanding shares entitled to vote on the Agreement of Merger, 16,638,833 shares of common stock of AIN voted in favor of the Agreement of Merger.

9. The Agreement of Merger was duly authorized by HTV by all action required under the laws of the State of Texas and by HTVs constituent documents.

10. The Agreement of Merger was duly authorized by AIN by all action required under the laws of the State of Delaware and by AINs constituent documents.


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11.     An  executed copy of the Agreement of Merger is on file at the principal place of business of the Surviving Corporation located at 6125 Airport Freeway, Suite 200, Haltom City, Texas 76117.

12. The Surviving Corporation will be responsible and obligated to pay all fees and franchise taxes due and owing by HTV.

13. The merger shall be effective upon the filing of these Articles of Merger.

     IN WITNESS WHEREOF, these Articles of Merger have been executed by the duly authorized officers of HTV and AIN on this 13th day of December, 1999.

                        HISPANO  TELEVISION  VENTURES,  INC.,
                        a  Texas  corporation


                        By:     /s/ P.  Alan  Luckett
                                -------------------------
                                P.  Alan  Luckett
                        Title:  Chief  Executive  Officer


                        AMERICAN  INDEPENDENT  NETWORK,  INC.,
                        a  Delaware  corporation

                         By:  /s/ Randy  Moseley
                              -------------------------
                              Randy  Moseley
                              Chief  Financial  Officer


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